Exhibit 10.73

FIRST AMENDMENT TO LICENSING AND MARKETING AGREEMENT

This FIRST AMENDMENT TO THE LICENSING AND MARKETING AGREEMENT (this “First Amendment”) is made and entered into as of March 22, 2006 by and among Comcast STB Software DVR, LLC, Comcast Corporation and TiVo Inc. (collectively, the “Parties”).

RECITALS

WHEREAS, the Parties entered into that certain Licensing and Marketing Agreement having an effective date of March 15, 2005 (the “Agreement”); and

WHEREAS, the Initial TIMS Statement of Work provides for two phases of development;

WHEREAS, the first phase contemplates acceptance of significant interactive advertising functionality on or about the second anniversary of the effective date of the Agreement;

WHEREAS, the second phase of development contemplates acceptance of additional interactive advertising functionality on or about the third anniversary of the effective date of the Agreement; and

WHEREAS, the Parties wish to further modify and amend the Agreement as explicitly set forth in this First Amendment.

NOW, THEREFORE, the Parties agree as follows:

AGREEMENT

Unless stated otherwise, capitalized terms used herein shall have the meanings set forth in the Development Agreement.

1.	TIMS ACCEPTANCE DEADLINE. Clause (x) of Section 6.1(b)(vi) of the Agreement is hereby amended by deleting “by the second anniversary of the Effective Date (such second anniversary, the “TIMS Acceptance Deadline”)” and replacing it with “by February 15, 2008 (the “TIMS Acceptance Deadline”)”.

2.	EFFECT OF AMENDMENT. Except as expressly modified herein, all other terms and conditions of the Agreement (including, without limitation, the TE Acceptance Deadline) remain in full force and effect. Except as and to the extent amended hereby, the Agreement is hereby ratified and affirmed in all respects.

IN WITNESS WHEREOF, the undersigned Parties have caused this First Amendment to be executed by their duly authorized representatives.

COMCAST CORPORATION	COMCAST STB SOFTWARE DVR, LLC	TIVO INC.

By: /s/ Arthur R. Block	By: /s/ James P. McCue	By: /s/ Jeff Klugman
Name: Arthur R. Block	Name: James P. McCue	Name: Jeff Klugman
Title: Senior Vice President	Title: President	Title: Senior Vice President
Date: March 27, 2006	Date: March 27, 2006	Date: March 28, 2006